NUMBER ONE HUNDRED TWENTY-SEVEN: Before me, Marcelo Gamboa Venegas, Notary Public with office in San José, personally appear Mr.: **ILIA LEKACH**, with single last name by reason of his U.S. nationality, of legal age, married once, a businessman, residing at one hundred thirty-seven Golden Beach Drive, Golden Beach, Florida, thirty-three thousand one hundred sixty, United States of America, bearer of passport from my country number four two one two five seven eight seven three, acting in his capacity as **SPECIAL ATTORNEY-IN-FACT**, with sufficient authority herefor, of the company called **IMÁGENES DE ARENA, SRL**, corporate identification number three – one hundred two—four hundred thirty-five thousand four hundred ninety-three, with domicile in San José, Escazú, from the Tienda Carrion store in the Centro Comercial Multiplaza shopping center one hundred fifty meters south, Edificio Terraforte building, fourth floor, duly authorized by the Special General Shareholders Meeting, to which I, the undersigned Notary, do attest and keep the minutes officially recorded in my reference record, which official recording was carried out before Notary Ivan Dario Villegas Franco in his instrument number fifty-seven, which appears at folio thirty-six verso of volume four of his official records, executed at ten in the morning on the ninth of January, two thousand thirteen, who furthermore is the most general attorney-in-fact, without any restriction as to amount, of the previously indicated company, which company, domicile and legal capacity I, the undersigned Notary, having seen the Mercantile Section of the Public Registry under corporate identification number three - one zero two- four three five four nine three, attest are current at this date; and Mr. **ANGELO TREZZA POLINI**, of legal age, single, an engineer, identity card number one - nine hundred twenty-eight – nine hundred thirteen and Mr. **MARIO TREZZA POLINI**, of legal age, single, a dentist, identity card number one – one thousand fifty-three – nine hundred eighty-seven, both residing in San José, San Pedro de Montes de Oca from the Ferretería del Mar one hundred meters to the south, in their capacity as **PRESIDENT** and **TREASURER,** respectively, who are acting jointly herein, both of them being **MOST GENERAL ATTORNEYS-IN-FACT WITHOUT RESTRICTION AS TO AMOUNT** of the corporation called **CAMPANIA IN SOCIEDAD ANONIMA**, corporate identification number three – one hundred one – four hundred thirty-eight thousand one hundred forty-seven, with its corporate domicile being in San José, Montes de Oca San Pedro, from the Ferretería del Mar one hundred meters to the south, which company, domicile and legal capacity I, the undersigned Notary, having seen the Mercantile Section of the Public Registry under corporate identification number three - one zero one- four three eight one four seven, attest are current at this date; **and they state: ONE:** The first appearing party states in his aforesaid capacity and with sufficient authority herefor as indicated, that he constitutes his principal, **IMÁGENES DE ARENA, SRL**, corporate identification number three – one hundred two- four hundred thirty-five

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MARCELO GAMBOA VENEGAS

1 8 3 9 0 8 5

111,11-24932126

thousand four hundred ninety-three, as debtor of the corporation represented by the second and third appearing parties for the sum of **FIVE HUNDRED SIXTY THOUSAND DOLLARS AND ZERO CENTS**, legal tender of the United States of America; which it has received therefrom as a business loan to its complete satisfaction.- **TERM**: Said sum shall be paid off in a single payment at a term of one year reckoned as of today, that is, on the tenth of January, two thousand fourteen, and shall be paid in cash at the domicile of the creditor, San José, Montes de Oca San Pedro, from the Ferretería del Mar one hundred meters to the south. **INTEREST:** That the said debt shall accrue CURRENT interest at TEN PERCENT PER ANNUM, in dollars, legal tender of the United States of America, and LATE interest at THIRTEEN PERCENT PER ANNUM, in dollars, legal tender of the United States of America, WHICH NTEREST IS PAYABLE ON A MONTHLY BASIS, in advance, the payment dates of said interest being the tenth of each month; having been paid in this act is the interest corresponding to the period from the tenth day of January, two thousand thirteen, to the ninth day of July, two thousand thirteen, having to make the subsequent interest payment on the tenth day of July, two thousand thirteen, with the monthly interest installment being the sum of **FOUR THOUSAND SIX HUNDRED SIXTY-SIX DOLLARS AND SIXTY-THREE CENTS,** legal tender of the Untied States of America. Failure to pay the debt, as well as any of the installments stipulated as monthly interest, shall render the total obligation due and demandable. --------

TWO: The first appearing party states that as security for the debt contracted herein, on behalf of his principal and with sufficient authority herefor, he expressly agrees to and establishes a **FIRST MORTGAGE** on the property owned by his principal, which is described as follows: property recorded with the Real Estate Registry, Puntarenas section, property folio page number **ONE HUNDRED EIGHTY-TWO THOUSAND FIFTEEN - ZERO ZERO ZERO,** which is described as follows: nature of the property is agricultural with pastures and mountainous, located in the first district of Parrita, canton nueva Parrita, of the province of Puntarenas, measuring SEVEN HUNDRED FORTY-FOUR THOUSAND SEVEN HUNDRED NINETY METERS AND EIGHT SQUARE DECIMETERS, abutting on the north with Eliecer Vargas, on the south with Compañía INC S.A., on the west with María Andina and Zelmira and María Cristina Elizondo Corrales and on the east, with the Turrubaritas River, in the middle, Jose María Elizondo Corrales, plat number P – ZERO ZERO NINE FOUR ZERO ZERO SEVEN – ONE THOUSAND NINE HUNDRED NINETY-THREE, which has the following encumbrances: RESERVATIONS ESTABLISHED BY THE WATER LAW AND PUBLIC ROADS LAW, recorded in volume: five hundred sixty-eight entry: two four nine six,

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consecutive: zero one sequence: zero zero two four subsequence: zero zero one, and responds for the entire debt. The said mortgage includes existing structures, improvements thereto or such new structures as may be constructed during the term of the loan, whether carried out by the owner of the property, the debtor or by any third party, without the possibility of reimbursement as compensation for said new constructions. **BASIS FOR AUCTION:** In the event of auction, the debtor waives domicile, demands for payment and simple executory process and, in the event of auction, the outstanding principal balance shall serve as the basis therefor, and the current and late interest thereon. **EARLY PAYMENT:** In the event of payment in full of the loan before the first six months have elapsed, the debtor shall not be entitled to reimbursement of the interest paid in advance in this act. I informed the debtor of the legal value and implications of his waivers and stipulations. That is all. I issue a second certified copy for the debtor. Having read the foregoing to the appearing parties, they find it to be in order and we sign together in San José, at three p.m. on the tenth of January, two thousand thirteen. Illegible, Illegible, Illegible, The preceding is a true and exact copy of instrument number one hundred twenty-seven, inserted at folio eighty-four recto, in volume nine of the official records of the undersigned notary. Compared against its original, it proved to be a match and I issue it as a first certified copy in the same act as the execution of the original.

/s/ [Illegible]

[illegible rubber stamp]

1839085

MARCELO GAMBOA VENEGAS

11411-24932127

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CERTIFICATE OF ACCURACY

The undersigned, Dr. Luis A. de la Vega, Chairman of ProTranslating, appearing on behalf of ProTranslating, hereby states, to the best of his knowledge and belief, that the foregoing is an accurate translation of the attached original document in the Spanish language, consisting of three pages, and that this is the last of the attached.

Luis A. de la Vega, Ph. D.
Chairman
For ProTranslating

State of Florida
County of Miami-Dade

The foregoing certificate was acknowledged before me on this 28th day of May, 2013, by Dr. Luis A. de la Vega, Chairman of ProTranslating, a Florida corporation, on behalf of the corporation. He is personally known to me.

Notary Public

My commission expires:

SILVIA DIAZ
MY COMMISSION # DD 878348
EXPIRES: August 7, 2013
Bonded Thru Notary Public Underwriters

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